EXHIBIT 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Thomas Amon, the Chief Executive Officer and Chief Financial Officer of Management Technologies, Inc. hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge, the report on Form 10-Q of Madison Technologies, Inc., for the quarterly period ended September 30, 2025, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Madison Technologies, Inc.

Date: December 23, 2025

/s/ Thomas Amon
Thomas Amon
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)